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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 21, 2004


                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                               Teterboro, NJ 07608
                                 (201) 393-5000

                                     1-12215
                            (Commission file number)

                                    Delaware
                            (State of Incorporation)


                                   16-1387862
                     (I.R.S. Employer Identification Number)








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Item 5.05      Amendments to the Registrant's Code of Ethics, or Waiver of a
               Provision of the Code of Ethics

         On October 21, 2004, the Board of Directors of Quest Diagnostics Incorporated (the "Company") adopted certain amendments to the Company's Code of Business Ethics. Such amendments primarily relate to the following: (i) establishing a process for disclosure and review of a potential conflict of interest with respect to any employee, executive officer or director and (ii) clarifying that any determination that a disclosed relationship or transaction does not constitute an actual conflict of interest will not be considered a waiver of the conflict of interest provisions of the Code of Business Ethics.

         The amended and restated Code of Business Ethics is attached as Exhibit 14 to this 8-K and is available in the Corporate Governance Section of the Company's website at www.questdiagnostics.com.


Item 9.01.        Financial Statements and Exhibits

c.       Exhibit

         14       Code of Business Ethics


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                October 27, 2004

                                QUEST DIAGNOSTICS INCORPORATED


                                By:  /s/ Michael. E. Prevoznik
                                     -----------------------------
                                     Michael E. Prevoznik
                                     Senior Vice President and
                                     General Counsel


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